Summary Prospectus Supplement

May 13, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 13, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2020, as amended May 11, 2020

Asia Opportunity Portfolio (the "Fund")

Effective May 22, 2020, Krace Zhou will no longer serve as a co-portfolio manager to the Fund. Accordingly, effective May 22, 2020, all references to Ms. Zhou are hereby removed from the Fund's Summary Prospectus. Kristian Heugh will continue as the lead portfolio manager and Anil Agarwal will continue as co-portfolio manager of the Fund.

Please retain this supplement for future reference.

  IFIASIASUMPROSPT 5/20